                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     February 1, 1997
                                                   -----------------------------


                                    RPM, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Ohio                             0-5132               34-6550857
-----------------------------           -------------     ----------------------
 (State or Other Jurisdiction            (Commission       (I.R.S. Employer
     of Incorporation)                   File Number)     Identification Number)


 2628 Pearl Road, P.O Box 777          Medina, Ohio              44258
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:    (330) 273-5090
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

                  Effective as of February 1, 1997, RPM, Inc. (the "Company") acquired 100% of the issued and outstanding Common Shares of Tremco Incorporated, an Ohio corporation ("Tremco") from The B.F.Goodrich Company ("B.F.Goodrich"). The acquisition was accomplished pursuant to a Stock Purchase Agreement, dated as of October 21, 1996, between B.F.Goodrich and the Company (the "Stock Purchase Agreement"), as amended by Amendment No. 1 to the Stock Purchase Agreement, dated as of February 1, 1997, between B.F.Goodrich and the Company (the "Amendment"). Copies of the Stock Purchase Agreement and of the Amendment are filed as Exhibits to the Form 8-K.

                  Tremco manufactures and sells roofing systems, sealants and coatings. Tremco is headquartered in Cleveland, Ohio and employs about 1,700 employees at office and manufacturing locations in the United States, Canada, the United Kingdom, the Netherlands and Australia, with offices and joint ventures in several other countries. The roofing systems, sealants and coatings manufactured under the Tremco brand name are sold to customers primarily in building, construction, building maintenance and retail markets. Tremco had sales in 1995 of approximately $330 million.

                  As consideration for the acquisition of Tremco, the Company will pay B.F.Goodrich approximately $243,000,000.00 in cash. The purchase price and the other terms of the Stock Purchase Agreement were determined through arms-length negotiations. There are no material relationships between Tremco and the Company or any of their affiliates, directors or officers.

                  The cash portion of the purchase price paid for Tremco by RPM was financed under a Credit Agreement, dated as of February 3, 1997, between the Company, certain Banks, National City Bank, N.A., as Documentation Agent, and The Chase Manhattan Bank, N.A., as Administrative Agent (the "Credit Agreement"). A copy of the Credit Agreement is incorporated herein by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended February 28, 1997. The principal amount advanced and paid on February 3, 1997 is subject to a variable interest rate based on the London Interbank Borrowing Rate (LIBOR) plus 37.5 basis points.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.*
                  -------------------------------------------

                  Tremco Incorporated Combined Financial Statements as of
                       October 31, 1996

                           Report of Independent Auditors

                           Combined Statement of Assets to be Acquired and
                              Liabilities to be Assumed

                           Combined Statement of Revenues and Expenses

                           Combined Statement of Cash Flows

                           Notes to Combined Financial Statements

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  Pro Forma Condensed Combined Financial Statements (Unaudited)
                       RPM, Inc. and Subsidiaries and Tremco Incorporated

                           Pro Forma Condensed Combined Statement of Income
                              (Unaudited) for the Year Ended May 31, 1996

                           Pro Forma Condensed Combined Statement of Income
                              (Unaudited) for the Nine Months Ended February 28,
                               1997

         (c)      Exhibits.
                  --------

                      Exhibit No.                        Description
                      -----------                        -----------

                          2.1 Stock Purchase Agreement, dated as of October 21, 1996, between B.F.Goodrich and the Company.*

                          2.2 Amendment No. 1 to the Stock Purchase Agreement, dated as of February 1, 1997, between B.F.Goodrich and the Company. *

                          4.1 Credit Agreement, dated as of February 3, 1997, between the Company, the Banks identified on the Signature Pages thereto, National City Bank as Documentation Agent, and The Chase Manhattan Bank as Administrative Agent, is incorporated herein by reference to
                                       Exhibit 10.1 to the Company's Quarterly



--------------------
*   Previously filed.

                                       Report on Form 10-Q for the quarterly
                                       period ended February 28, 1997.

                          23.1         Consent of Independent Auditors.*


--------------------
*   Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RPM, INC.

                                             By: /s/ Paul A. Granzier
                                                --------------------------------
                                                    Paul A. Granzier
                                                    Vice President, Secretary
                                                       and General Counsel

Date:    April 15, 1997

          PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)
          -------------------------------------------------------------
                           RPM, INC. AND SUBSIDIARIES
                           --------------------------
                                       AND
                                       ---
                               TREMCO INCORPORATED
                               -------------------

The following unaudited pro forma condensed statements of income combine the condensed statement of income of RPM, Inc. and Subsidiaries and Tremco Incorporated for the year ended May 31, 1996, assuming the purchase of Tremco Incorporated had been consummated as of June 1, 1995; and for the nine months ended February 28, 1997, assuming the purchase had been consummated as of June 1, 1996. The pro forma information is based on the historical financial statements of RPM, Inc. and Subsidiaries and Tremco Incorporated giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying footnotes to the pro forma financial statements.

The pro forma statements have been prepared by RPM, Inc.'s management based upon the financial statements of Tremco Incorporated after adjusting said financial statements to reflect the year end of RPM, Inc. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of Tremco Incorporated previously filed with the Securities and Exchange Commission.

                          PRO FORMA CONDENSED COMBINED
                          ----------------------------
                         STATEMENT OF INCOME (UNAUDITED)
                         -------------------------------
                         FOR THE YEAR ENDED MAY 31, 1996
                         -------------------------------

                     (In thousands except per share amounts)

                                                       RPM, Inc. and
                                                        Subsidiaries          Tremco              Pro Forma          Pro Forma
                                                       (as Reported)      Incorporated          Adjustments           Combined
                                                       --------------    ---------------    ------------------     --------------
Net sales                                                 $1,136,396           $314,532                                $1,450,928

Cost of sales                                                649,819            186,595                                   836,414
                                                       --------------    ---------------    ------------------      --------------
Gross profit                                                 486,577            127,937                                   614,514

Selling, general and administrative expenses                 340,851            110,455      (b)       $5,150             456,456

Interest expense, net                                         25,840             (1,765)     (a)       17,710              41,785
                                                       --------------    ---------------    ------------------      --------------
Income before income taxes                                   119,886             19,247               (22,860)            116,273

Provision for income taxes                                    50,957              9,891      (c)       (9,290)             51,558
                                                       --------------    ---------------    ------------------      --------------
Net income                                                   $68,929             $9,356              ($13,570)            $64,715
                                                       ==============    ===============    ==================      ==============

Average shares outstanding                                    76,548                                                       76,548
                                                       ==============                                               ==============

Primary earnings per share                                     $0.90                                                        $0.85
                                                       ==============                                               ==============

Fully diluted earnings per share                               $0.86                                                        $0.81
                                                       ==============                                               ==============

  (a) Reflects the incremental interest expense RPM, Inc. would have incurred on the additional debt resulting from the acquisition of Tremco Incorporated, calculated using the applicable borrowing rates during the period.

  (b) Reflects the increase in amortization resulting from tentative adjustments to the fair value of intangibles.

  (c) Reflects the computation of taxes assuming Tremco Incorporated was included in RPM, Inc. and Subsidiaries federal income tax return for the period and reflects the income tax effects related to the other pro forma adjustments.

                          PRO FORMA CONDENSED COMBINED
                          ----------------------------
                         STATEMENT OF INCOME (UNAUDITED)
                         -------------------------------
                   FOR THE NINE MONTHS ENDED FEBRUARY 28, 1997
                   -------------------------------------------

                     (In thousands except per share amounts)

                                                                               Tremco
                                                            RPM, Inc. and    Incorporated
                                                            Subsidiaries  (June 1, 1996 thru    Pro Forma           Pro Forma
                                                            (as Reported)  January 31, 1997)   Adjustments          Combined
                                                             -----------   ----------------  ---------------     --------------

Net sales                                                       $942,484        $249,714                            $1,192,198

Cost of sales                                                    539,949         143,463                               683,412
                                                              -----------    ------------    ---------------     --------------
Gross profit                                                     402,535         106,251                               508,786

Selling, general and administrative expenses                     291,287          85,221      (b)    $3,430            379,938

Interest expense, net                                             24,296            (596)     (a)    11,810             35,510
                                                              -----------    ------------    ---------------     --------------

Income before income taxes                                        86,952          21,626            (15,240)            93,338

Provision for income taxes                                        36,955           8,982      (c)    (6,190)            39,747
                                                              -----------    ------------    ---------------     --------------

Net income                                                       $49,997         $12,644            ($9,050)           $53,591
                                                              ===========    ============    ===============     ==============

Average shares outstanding                                        78,127                                                78,127
                                                              ===========                                        ==============

Primary earnings per share                                         $0.64                                                 $0.69
                                                              ===========                                        ==============

Fully diluted earnings per share                                   $0.61                                                 $0.65
                                                              ===========                                        ==============


  (a) Reflects the incremental interest expense RPM, Inc. would have incurred on the additional debt resulting from the acquisition of Tremco Incorporated, calculated using the applicable borrowing rates during the period.

  (b) Reflects the increase in amortization resulting from tentative adjustments to the fair value of intangibles.

  (c) Reflects the computation of taxes assuming Tremco Incorporated was included in RPM, Inc. and Subsidiaries federal income tax return for the period and reflects the income tax effects related to the other pro forma adjustments.